Exhibit 99.1

Investor Relations Contact:
Mr. Andrew Haag, Managing Partner
IRTH Communications, LLC
Tel: +1-866-976-IRTH (4784)
E-mail: wemu@irthcommunications.com
Website: www.irthcommunications.com

Worldwide Energy & Manufacturing USA, Inc. Provides Update on Filing of Annual Report

SOUTH SAN FRANCISCO, Calif., May 4, 2011 – Worldwide Energy & Manufacturing USA, Inc. (OTCBB:WEMU - News) ("Worldwide" or the "Company"), a  rapidly growing supplier of photovoltaic (PV) solar modules under the ‘Amerisolar’ brand, today provided an update on its delay in filing its Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

The Company had previously filed an extension notification with the Securities and Exchange Commission for its audited annual financials for the period ended December 31, 2010 that were due on March 31, 2011.  The delay in filing its Form 10-K is due to the review of agreements concerning the transfer of 48.9% ownership of the Company’s subsidiary, Worldwide Energy & Manufacturer (Nantong) Co., Ltd. (“Nantong”) that could affect reported 2010 financial results.  As previously described in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, the Company had been in negotiations with the Solar Division management team regarding the transfer of equity ownership of Nantong.  In 2010 and 2011, the Company signed certain agreements concerning the transfer of 48.9% ownership of Nantong to the management of Nantong.  The Company’s audit committee is currently conducting an independent review of the transaction.

“As a result of our current review, we regret that we have been delayed in filing our Annual Report on Form 10-K,” said Jeff Watson, President and CEO of Worldwide Energy & Manufacturing USA, Inc. “However, we want to reassure our shareholders that we are currently working diligently to resolve this issue and look forward to filing our Annual Report on Form 10-K as soon as practicable.”

About Worldwide Energy & Manufacturing USA, Inc.

Worldwide Energy & Manufacturing USA, Inc., headquartered in South San Francisco, California with manufacturing facilities in China, is a rapidly growing manufacturer of photovoltaic (PV) solar modules under the ‘Amerisolar’ brand. Founded in 1993, the Company sells its products primarily to clients in Europe, North America and Asia. The Company also operates several subsidiaries in the People’s Republic of China (PRC) that provide mechanical, electronic and fiber optic products manufacturing.  For more information about Worldwide Energy & Manufacturing USA, please visit its website at http://www.wwmusa.com.

Safe Harbor Statement

The information contained herein includes forward-looking statements. These statements relate to future events or to our future anticipated financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "plan," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology. Such statements typically involve risks and uncertainties and may include financial projections or information regarding the progress of new product development and market conditions. Actual results could differ materially from the expectations reflected in such forward-looking statements as a result of a variety of factors, including the risks associated with the effect of changing economic conditions in The People's Republic of China. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We do not intend to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act.

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